                                                                    EXHIBIT 99.2

                           CONSENT OF MARK S. HAUSER

    I hereby consent to all references to me as a nominated director in the Registration Statement on Form S-4 of Global One Distribution & Merchandising Inc. and the Proxy Statement/Prospectus constituting a part thereof.

                                          MARK S. HAUSER

New York, New York
May 23, 1996